ZYTO™

The Global Leader in Biocommunication

2011 Business Update

ZYTO

FDA Registration of Hand Cradle.



Process Patent Issued by U.S. Patent Office.

FDA Registration of Hand Cradle.



Sarbanes-Oxley compliant: Internal controls over financial reporting deemed effective.

Process Patent Issued by U.S. Patent Office.

FDA Registration of Hand Cradle.

Cash flows were positive for 2011 as opposed to negative in 2010.



Pro Subscriptions increased $279,844 from 2010.

Cash flows were positive for 2011 as opposed to negative in 2010.

Compass Revenue increased 7.3% from 2010.

Pro Subscriptions increased $279,844 from 2010.

Cash flows were positive for 2011 as opposed to negative in 2010.

R&D expenses increased $114,470.

Compass Revenue increased 7.3% from 2010.

Pro Subscriptions increased $279,844 from 2010.

Cash flows were positive for 2011 as opposed to negative in 2010.

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